U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): November 7, 2005

                                   WORLD AM, INC.
                   (Exact Name of Company as Specified in Its Charter)

          Nevada                       0-30639              90-0142757
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                    Identification No.)

4040 MacArthur Boulevard, Suite 240, Newport Beach, California     92660
           (Address of Principal Executive Offices)              (Zip Code)

       Company's telephone number, including area code:  (949) 955-2721

           1400 West 122nd Avenue, Suite 104, Westminster, Colorado 80234 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On November 7, 2005, the Company's board of directors appointed Robert A. Hovee as chairman of the board of directors and chief executive officer of the company. A press release announcing this action of the board of directors, and the background of Mr. Hovee, is set forth at Exhibit 99 to this Form 8-K. Upon this appointment, James H. Alexander resigned as president and chief executive officer of the Company; he will remain a member of the board of directors.

     As a result of the agreement between the Company and Senz-It, Inc. and its shareholder (SUTI Holdings, L.P., which is controlled by its general partner, Select University Technologies, Inc.), SUTI Holdings, L.P. now controls the Company. Under the terms of this agreement, SUTI Holdings, L.P. obtained the right to appoint a minimum of three directors of the Company. Mr. Hovee is a director of Select University Technologies, Inc.

     As yet, Mr. Hovee has not been, or at this time is expected to be, named to any committee of the Company. At this time, the Company has not yet determined whether Mr. Hovee will have an employment agreement with the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.


                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: November 10, 2005               By: /s/ Robert A. Hovee
                                       Robert A. Hovee
                                       Chief Executive Officer

                                EXHIBIT INDEX

Number          Description

99      Press Release issued by the Company, dated November 7, 2005
        (filed herewith).

                                  EX-99
                              PRESS RELEASE

World Am Names Robert A. Hovee Its Chairman and Chief Executive Officer

NEWPORT BEACH, Calif., Nov. 7, 2005 (PRIMEZONE) -- World Am, Inc. (OTCBB:WDAM) today announced the appointment of Robert A. Hovee, a veteran senior executive, private investor and entrepreneur, as Chairman & Chief Executive Officer, effective immediately. He succeeds James H. Alexander, who will continue as a Director of the company, in addition to serving as Special Assistant to the Chairman. As part of the restructuring, the company will move its headquarters from Westminster, Colorado to Newport Beach, California. These changes are among the first to be implemented following the company's completion last month of the acquisition of its wholly owned subsidiary, Senz-It, Inc. As part of the agreement, SUTI Holdings, LP, obtained the right to appoint a minimum of three directors to the World Am board. It also received a majority of the voting power of the company.

Mr. Hovee is the founder and CEO of RAH Consulting Group, Inc., a private company focused on new product development, strategic planning, organizational issues, operations and international marketing. He has been an active private investor, board member and advisor to early-stage technology companies for the past 10 years. During this time, he has invested in 15 companies, and served on the boards of more than 20 private and public companies engaged in diverse industries.

Earlier, Mr. Hovee was Chairman & CEO of Life Support Products, Inc., a private medical technology venture he led for 11 years. During that time, he repositioned it from a struggling specialty respirator company to become a market leader in emergency medicine in the U.S., as well as in several foreign countries. In December 1993, the company was sold to a NASDAQ level firm.

Prior positions held by Mr. Hovee reflect a broad range of disciplines and increasing levels of responsibility with such firms as Atari (personal computer group), Allergan Pharmaceuticals, Inc, Spalding Sports Worldwide, and Boise Cascade Corporation.

The recipient of two B.A. degrees in Marketing and International Business from the University of Washington, he went on to earn a Masters in International Management from the Garvin Graduate School of International Management (Thunderbird), where he was the recipient of the Barton, Kyle, Yount Scholarship.

Mr. Hovee has been a member of business, academic and philanthropic organizations for more than 20 years. Currently, he is actively involved with the University of California, Irvine (UCI) as Chairman of the UCI Medical Center Executive Counsel, and also serves on the advisory boards of The Paul Merage School of Business, the Department of BioMedical Engineering, and the UCI Medical School.

He currently is a member of the board of directors of three privately held companies -- Curlin Medical, Inc., Select University
Technologies, Inc., and Metagenics, Inc.

Additional information on the company is available at http://www.world-am.com or http://www.isotecinc.com .

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Technical complications that may arise could prevent the prompt implementation of any strategically significant plan(s) outlined above. The company cautions that these forward looking statements are further qualified by other factors including, but not limited to those, set forth in the World Am, Inc. Form 10-KSB filing and other filings with the United States Securities and Exchange Commission (available at www.sec.gov). The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.

CONTACT:  World Am, Inc.
          Investor Relations
          (951) 279-8884